UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On October 18, 2018, Sempra Energy and Oncor Electric Delivery Company LLC (“Oncor”), an entity in which Sempra Energy owns an indirect 80.25-percent interest, issued a joint press release announcing the transactions discussed below under Item 8.01. Sempra Energy and Oncor senior management also held a conference call on October 18, 2018 to discuss the transactions. The conference call and an accompanying slide presentation were made available to investors, media, analysts and the public via a live webcast of the conference call on Sempra Energy’s website, www.sempra.com. The live webcast of the teleconference is available for replay on Sempra Energy’s website or by dialing (888) 203-1112 and entering passcode 3162523. The press release is furnished herewith as Exhibit 99.1, and the slide presentation is furnished herewith as Exhibit 99.2. Once available, a copy of Sempra Energy’s transcript for the teleconference will be filed as additional definitive proxy soliciting materials pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Sempra Energy under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

Capital Contribution to Oncor Electric Delivery Company LLC and Acquisition of Interest in Sharyland Holdings, LP

On October 18, 2018, Oncor entered into an agreement and plan of merger (the “InfraREIT Merger Agreement”) among Oncor, 1912 Merger Sub LLC, a wholly owned subsidiary of Oncor, Oncor T&D Partners, LP, a wholly owned indirect subsidiary of Oncor, InfraREIT, Inc. (“InfraREIT”), and InfraREIT Partners, LP (“InfraREIT Partners”). Pursuant to the InfraREIT Merger Agreement, Oncor will acquire 100 percent of the issued and outstanding shares of InfraREIT and 100 percent of the limited partnership units of its subsidiary, InfraREIT Partners, for approximately $1,275 million, or $21 per share and unit, plus approximately $40 million for a management agreement termination fee, as well as other customary transaction costs incurred by InfraREIT, to be borne by Oncor as part of the acquisition. In addition, the transaction includes InfraREIT’s outstanding debt, which as of June 30, 2018 was approximately $945 million. Consummation of the InfraREIT Merger Agreement is subject to the satisfaction of certain closing conditions, including the substantially concurrent consummation of the transactions contemplated by the Asset Exchange Agreement and Securities Purchase Agreement, discussed below.

On October 18, 2018, Oncor entered into an agreement and plan of merger (the “Asset Exchange Agreement”) among Oncor, Sharyland Distribution & Transmission Services, L.L.C., a subsidiary of InfraREIT (“SDTS”), and Sharyland Utilities, LP (“SU”). Pursuant to the transactions contemplated by the Asset Exchange Agreement, SDTS will accept and assume certain of the electricity transmission and distribution-related assets and liabilities of SU in exchange for certain SDTS assets. As currently contemplated, SDTS will receive certain real property and other assets used in the electric transmission and distribution business in Central, North and West Texas, as well as equity interests in GS Project Entity, L.L.C. and SU will receive certain real property and other assets that are near the Texas-Mexico border. Immediately prior to completing the exchange, SDTS will become a wholly owned, indirect subsidiary of InfraREIT Partners. Consummation of the Asset Exchange Agreement is subject to the satisfaction of certain closing conditions, including the substantially concurrent consummation of the transactions contemplated by the Securities Purchase Agreement, discussed below.

On October 18, 2018, Sempra Energy entered into a securities purchase agreement (the “Securities Purchase Agreement”) among SU, SU Investment Partners, L.P., Sempra Texas Utilities Holdings I, LLC and Sempra Energy. Pursuant to the Securities Purchase Agreement, Sempra Texas Utilities Holdings I, LLC, a wholly owned subsidiary of Sempra Energy, will acquire limited partnership interests in Sharyland Holdings, LP, representing 50 percent of the economic interest in Sharyland Holdings, LP, for approximately $98 million, subject to customary closing adjustments. In connection with and prior to the consummation of the Securities Purchase Agreement, Sharyland Holdings, LP, will own 100 percent of the membership interests in SU and SU will convert into a limited liability company, which is expected to be named Sharyland Utilities, LLC. Upon consummation of the Securities Purchase Agreement, Sempra Energy will indirectly own a 50 percent membership interest in Sharyland Utilities, LLC. Consummation of the Securities Purchase Agreement is subject to the satisfaction of certain closing conditions, including the substantially concurrent consummation of the transactions contemplated by the InfraREIT Merger Agreement and the Asset Exchange Agreement.

For Oncor to fund its acquisition of interests in InfraREIT, Sempra Energy and certain indirect equity holders of Texas Transmission Investment, LLC, which owns the remaining 19.75 percent interest in Oncor, are committed to make capital contributions proportionate to their respective ownership interests in Oncor, with the amount estimated to be contributed by Sempra Energy equal to approximately $1,025 million, excluding Sempra Energy’s share of the approximately $40 million for a management agreement termination fee, as well as other customary transaction costs incurred by InfraREIT, to be borne by Oncor as part of the acquisition. Sempra Energy expects to utilize a portion of the anticipated proceeds from the previously announced agreement to sell its non-utility U.S. solar assets, including development-stage solar and energy storage assets, and one non-utility U.S. wind project to Consolidated Edison, Inc. for $1.54 billion (subject to certain regulatory approvals and other customary closing conditions and potential post-closing adjustments), to fund its capital contribution to Oncor and to purchase the 50-percent limited-partner interest in Sharyland Holdings, LP. The capital contributions are contingent on the satisfaction of customary conditions, including the substantially simultaneous closing of the transactions contemplated by the InfraREIT Merger Agreement, but are not a condition to the transactions contemplated therein.

The transactions contemplated by the agreements discussed above require approval by the Public Utility Commission of Texas (“PUCT”), Federal Energy Regulatory Commission, and Committee on Foreign Investment in the United States and expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as the satisfaction of other regulatory requirements, certain lender consents and other customary closing conditions. In addition, the acquisition of InfraREIT requires the approval of the InfraREIT stockholders and is subject to a standard go shop process whereby InfraREIT can, among other things, solicit offers that may be superior to the terms of the transaction that Oncor has proposed. Sempra Energy expects that the transactions will close in mid-2019.

Information Regarding Forward-Looking Statements

This current report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible, ” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements.

Such forward-looking statements include, but are not limited to, statements about the timing of the anticipated transactions contemplated by the merger agreement, asset exchange agreement and securities purchase agreement, and any of the applicable parties’ post-acquisition plans and intentions, and other statements that are not historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the definitive agreements for the transactions; obtaining required governmental and regulatory approvals, which may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions or be onerous to Sempra Energy or Oncor; the expected timing to consummate the proposed transactions; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; and the diversion of management time and attention to issues related to the transactions.

Additional factors, among others, that could cause actual results and future actions to differ materially from those described in forward-looking statements include: actions and the timing of actions, including decisions, new regulations, and issuances of permits and other authorizations by the California Public Utilities Commission, U.S. Department of Energy, California Department of Conservation’s Division of Oil, Gas, and Geothermal Resources, Federal Energy Regulatory Commission, U.S. Environmental Protection Agency, Pipeline and Hazardous Materials Safety Administration, Los Angeles County Department of Public Health, Public Utility Commission of Texas, states, cities and counties, and other regulatory and governmental bodies in the U.S. and other countries in which we operate; the timing and success of business development efforts and construction projects, including risks in timely obtaining or maintaining permits and other authorizations, risks in completing construction projects on schedule and on budget, and risks in obtaining the consent and participation of partners and counterparties; the resolution of civil and criminal litigation and regulatory investigations; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; denial of approvals of proposed settlements or modifications of settlements; and delays in, or disallowance or denial of, regulatory agency authorizations to recover costs in rates from customers or regulatory agency approval for projects required to enhance safety and reliability, any of which may raise our cost of capital and materially impair our ability to finance our operations; the greater degree and prevalence of wildfires in California in recent years and risk that we may be found liable for damages regardless of fault, such as in cases where the inverse condemnation doctrine applies, and risk that we may not be able to recover any such costs in rates from customers in California; the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the transmission grid, moratoriums or limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; changes in energy markets, volatility in commodity prices and moves to reduce or eliminate reliance on natural gas; risks posed by actions of third parties who control the operations of our investments, and risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of greenhouse gases, radioactive materials and harmful emissions, cause wildfires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of insurance, to the extent that such insurance is available or not prohibitively expensive; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; our ability to successfully execute our plan to divest certain non-utility assets within the anticipated timeframe, if at all, or that such plan may not yield the anticipated benefits; actions of activist shareholders, which could impact the market price of our common stock, preferred stock and other securities and disrupt our operations as a result of, among other things, requiring significant time and attention by management and our board of directors; capital markets and economic conditions, including the availability of credit and the liquidity of our investments; fluctuations in inflation, interest and currency exchange rates and our ability to effectively hedge the risk of such fluctuations; the impact of recent federal tax reform and uncertainty as to how it may be applied, and our ability to mitigate adverse impacts; actions by credit rating agencies to downgrade our credit ratings or those of our subsidiaries or to place those ratings on negative outlook and our ability to borrow at favorable interest rates; changes in foreign and domestic trade policies and laws, including border tariffs, and revisions to or replacements of international trade agreements, such as the North American Free Trade Agreement, that may increase our costs or impair our ability to resolve trade disputes; the ability to win competitively bid infrastructure projects against a number of strong and aggressive competitors; expropriation of assets by foreign governments and title and other property disputes; the impact on reliability of San Diego Gas & Electric Company’s (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources; the impact on competitive customer rates due to the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E’s electric transmission and distribution system and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation, and the potential risk of nonrecovery for stranded assets and contractual obligations; the ability to realize the anticipated benefits from our investment in Oncor Electric Delivery Holdings Company LLC (Oncor Holdings); Oncor’s ability to eliminate or reduce its quarterly dividends due to regulatory capital requirements, certain reductions in its senior secured credit rating, or the determination by Oncor’s independent directors or a minority member director to retain such amounts to meet future requirements; and other uncertainties, some of which may be difficult to predict and are beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra Energy has filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov. We caution you not to rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and the company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The proposed acquisition and the InfraREIT Merger Agreement will be submitted to InfraREIT’s stockholders for their consideration and approval. In connection with the proposed acquisition, InfraREIT will file a proxy statement with the SEC. This report does not constitute a solicitation of any vote or proxy from any stockholder of InfraREIT. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the proposed acquisition. The definitive proxy statement will be mailed to InfraREIT’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of InfraREIT’s website, http://infrareitinc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.

Certain Information Concerning Participants

Sempra Energy and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Sempra Energy’s directors and executive officers is included in Sempra Energy’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 27, 2018, Sempra Energy’s definitive proxy statement for its 2018 Annual Meeting of Shareholders filed with the SEC on March 23, 2018, and Sempra Energy’s Current Report on Form 8-K filed with the SEC on October 12, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Sempra Energy and Oncor Electric Delivery Company LLC, issued October 18, 2018.

99.2	Slide Presentation dated October 18, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)
Date: October 18, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer